Principal Exchange-Traded Funds

Supplement dated January 30, 2018
to the Prospectus dated November 1, 2017
(as supplemented on December 15, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

Delete all references to Bats BZX Exchange from the Principal U.S. Listing Exchange column in the table on the cover page and replace with Cboe BZX Exchange, Inc.

SUMMARY FOR PRINCIPAL ACTIVE GLOBAL DIVIDEND INCOME ETF

In the second paragraph under the Purchase and Sale of Fund Shares section, delete the reference to Bats BZX Exchange in the second sentence, and replace with Cboe BZX Exchange, Inc.

SUMMARY FOR PRINCIPAL SPECTRUM PREFERRED SECURITIES ACTIVE ETF

In the second paragraph under the Purchase and Sale of Fund Shares section, delete the reference to Bats BZX Exchange in the second sentence, and replace with Cboe BZX Exchange, Inc.